                                                        Exhibit 99.5
-------------------------------------------------------------------------------
                                                    Monthly Operating Report

----------------------------------------
CASE  NAME:  KITTY HAWK CARGO, INC.                  ACCRUAL BASIS
----------------------------------------

----------------------------------------
CASE  NUMBER:  400-42145-BJH-11                     02/13/95, RWD, 2/96
----------------------------------------

----------------------------------------
JUDGE:  BARBARA J. HOUSER
----------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: FEBRUARY 28, 2002

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:


  /s/ Drew Keith                                CHIEF FINANCIAL OFFICER
-------------------------------------------     --------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                      TITLE

DREW KEITH                                                 3/20/2002
-------------------------------------------     --------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                             DATE

PREPARER:


/s/ Kevin K. Craig                              CONTROLLER, KITTY HAWK INC.
-------------------------------------------     --------------------------------
ORIGINAL SIGNATURE OF PREPARER                               TITLE

KEVIN K. CRAIG                                             3/20/2002
-------------------------------------------     --------------------------------
PRINTED NAME OF PREPARER                                      DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    Monthly Operating Report
----------------------------------------
CASE NAME: KITTY HAWK CARGO, INC                     ACCRUAL BASIS-1
----------------------------------------

----------------------------------------
CASE  NUMBER: 400-42145-BJH-11                     02/13/95, RWD, 2/96
----------------------------------------

---------------------------------------------------

COMPARATIVE  BALANCE  SHEET
-----------------------------------------------------------------------------------------------------
                                         SCHEDULE          MONTH            MONTH            MONTH
                                                       ----------------------------------------------
ASSETS                                    AMOUNT       JANUARY, 2002    FEBRUARY, 2002    MARCH, 2002
-----------------------------------------------------------------------------------------------------
1.  UNRESTRICTED CASH                                  $       9,001                          $0
-----------------------------------------------------------------------------------------------------
2.  RESTRICTED CASH                                    $           0     $      9,001         $0
-----------------------------------------------------------------------------------------------------
3.  TOTAL CASH                         $          0    $       9,001     $      9,001         $0
-----------------------------------------------------------------------------------------------------
4.  ACCOUNTS RECEIVABLE (NET)          $ 41,314,895    $  18,429,152     $ 19,309,692         $0
-----------------------------------------------------------------------------------------------------
5.  INVENTORY                                          $           0     $          0         $0
-----------------------------------------------------------------------------------------------------
6.  NOTES RECEIVABLE                                   $           0     $          0         $0
-----------------------------------------------------------------------------------------------------
7.  PREPAID EXPENSES                   $     35,445    $           0     $          0         $0
-----------------------------------------------------------------------------------------------------
8.  OTHER (ATTACH LIST)                $102,257,281    $   3,516,322        ($415,554)        $0
-----------------------------------------------------------------------------------------------------
9.  TOTAL CURRENT ASSETS               $143,607,621    $  21,954,475     $ 18,903,139         $0
-----------------------------------------------------------------------------------------------------
10. PROPERTY, PLANT & EQUIPMENT        $  2,455,211    $   4,753,185     $  4,753,185         $0
-----------------------------------------------------------------------------------------------------
11. LESS: ACCUMULATED
    DEPRECIATION / DEPLETION                           $   3,103,505     $  3,153,646         $0
-----------------------------------------------------------------------------------------------------
12. NET PROPERTY, PLANT &
    EQUIPMENT                          $  2,455,211    $   1,649,680     $  1,599,539         $0
-----------------------------------------------------------------------------------------------------
13. DUE FROM INSIDERS                                  $           0     $          0         $0
-----------------------------------------------------------------------------------------------------
14. OTHER ASSETS - NET OF
    AMORTIZATION (ATTACH LIST)                         $           0     $          0         $0
-----------------------------------------------------------------------------------------------------
15. OTHER (ATTACH LIST)                                $           0     $          0         $0
-----------------------------------------------------------------------------------------------------
16. TOTAL ASSETS                       $146,062,832    $  23,604,155     $ 20,502,678         $0
-----------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
-----------------------------------------------------------------------------------------------------
17. ACCOUNTS PAYABLE                                   $     260,122     $    521,351         $0
-----------------------------------------------------------------------------------------------------
18. TAXES PAYABLE                                      $     238,328     $    149,041         $0
-----------------------------------------------------------------------------------------------------
19. NOTES PAYABLE                                      $           0     $          0         $0
-----------------------------------------------------------------------------------------------------
20. PROFESSIONAL FEES                                  $           0     $          0         $0
-----------------------------------------------------------------------------------------------------
21. SECURED DEBT                                       $           0     $          0         $0
-----------------------------------------------------------------------------------------------------
22. OTHER (ATTACH  LIST)                                ($18,480,480)    ($19,880,162)        $0
-----------------------------------------------------------------------------------------------------
23. TOTAL POSTPETITION
    LIABILITIES                                         ($17,982,030)    ($19,209,770)        $0
-----------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
-----------------------------------------------------------------------------------------------------
24. SECURED DEBT                                       $           0     $          0         $0
-----------------------------------------------------------------------------------------------------
25. PRIORITY DEBT                      $    496,687    $           0     $          0         $0
-----------------------------------------------------------------------------------------------------
26. UNSECURED DEBT                     $ 78,864,376    $   5,058,160     $  5,058,160         $0
-----------------------------------------------------------------------------------------------------
27. OTHER (ATTACH LIST)                                $   4,927,729     $  4,927,729         $0
-----------------------------------------------------------------------------------------------------
28. TOTAL PREPETITION LIABILITIES      $ 79,361,063    $   9,985,889     $  9,985,889         $0
-----------------------------------------------------------------------------------------------------
29. TOTAL LIABILITIES                  $ 79,361,063      ($7,996,141)     ($9,223,881)        $0
-----------------------------------------------------------------------------------------------------
 EQUITY
-----------------------------------------------------------------------------------------------------
30. PREPETITION  OWNERS' EQUITY                        $  61,741,245     $ 61,741,245         $0
-----------------------------------------------------------------------------------------------------
31. POSTPETITION  CUMULATIVE
    PROFIT OR (LOSS)                                    ($30,140,949)    ($32,014,686)        $0
-----------------------------------------------------------------------------------------------------
32. DIRECT CHARGES TO EQUITY
    (ATTACH EXPLANATION)                               $           0     $          0         $0
-----------------------------------------------------------------------------------------------------
33. TOTAL EQUITY                       $          0    $  31,600,296     $ 29,726,559         $0
-----------------------------------------------------------------------------------------------------
34. TOTAL  LIABILITIES  &
    OWNERS' EQUITY                     $ 79,361,063    $  23,604,155     $ 20,502,678         $0
-----------------------------------------------------------------------------------------------------
                                                       $           0     $          0         $0
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    Monthly Operating Report

----------------------------------------
CASE  NAME: KITTY HAWK CARGO, INC                    ACCRUAL BASIS-2
----------------------------------------

----------------------------------------
CASE  NUMBER: 400-42145-BJH-11                      02/13/95, RWD, 2/96
----------------------------------------

-----------------------------------------
INCOME STATEMENT
-------------------------------------------------------------------------------------------------------
                                             MONTH            MONTH            MONTH         QUARTER
                                         ----------------------------------------------
REVENUES                                 JANUARY, 2002    FEBRUARY, 2002    MARCH, 2002       TOTAL
-------------------------------------------------------------------------------------------------------
1.  GROSS REVENUES                       $  7,984,918      $  7,597,923         $0         $ 15,582,841
-------------------------------------------------------------------------------------------------------
2.  LESS: RETURNS & DISCOUNTS            $          0      $          0         $0         $          0
-------------------------------------------------------------------------------------------------------
3.  NET REVENUE                          $  7,984,918      $  7,597,923         $0         $ 15,582,841
-------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
-------------------------------------------------------------------------------------------------------
4.  MATERIAL                             $          0      $          0         $0         $          0
-------------------------------------------------------------------------------------------------------
5.  DIRECT LABOR                         $          0      $          0         $0         $          0
-------------------------------------------------------------------------------------------------------
6.  DIRECT OVERHEAD                      $          0      $          0         $0         $          0
-------------------------------------------------------------------------------------------------------
7.  TOTAL COST OF GOODS SOLD             $          0      $          0         $0         $          0
-------------------------------------------------------------------------------------------------------
8.  GROSS PROFIT                         $  7,984,918      $  7,597,923         $0         $ 15,582,841
-------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
-------------------------------------------------------------------------------------------------------
9.  OFFICER/INSIDER  COMPENSATION        $     10,417      $     10,417         $0         $     20,834
-------------------------------------------------------------------------------------------------------
10. SELLING & MARKETING                  $        544      $        444         $0         $        988
-------------------------------------------------------------------------------------------------------
11. GENERAL & ADMINISTRATIVE             $  1,448,011      $  1,695,823         $0         $ 3,143,834
-------------------------------------------------------------------------------------------------------
12. RENT & LEASE                         $    317,684      $    302,183         $0         $    619,867
-------------------------------------------------------------------------------------------------------
13. OTHER (ATTACH LIST)                  $  8,847,358      $  8,673,603         $0         $ 17,520,961
-------------------------------------------------------------------------------------------------------
14. TOTAL OPERATING EXPENSES             $ 10,624,014      $ 10,682,470         $0         $ 21,306,484
-------------------------------------------------------------------------------------------------------
15. INCOME  BEFORE  NON-OPERATING
    INCOME & EXPENSE                      ($2,639,096)      ($3,084,547)        $0          ($5,723,643)
-------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
-------------------------------------------------------------------------------------------------------
16. NON-OPERATING INCOME (ATT. LIST)           ($271)          ($11,795)        $0             ($12,066)
-------------------------------------------------------------------------------------------------------
17. NON-OPERATING EXPENSE (ATT. LIST)    $          0      $          0         $0         $          0
-------------------------------------------------------------------------------------------------------
18. INTEREST EXPENSE                     $          0      $          0         $0         $          0
-------------------------------------------------------------------------------------------------------
19. DEPRECIATION/DEPLETION               $     50,058      $     50,141         $0         $    100,199
-------------------------------------------------------------------------------------------------------
20. AMORTIZATION                         $          0      $          0         $0         $          0
-------------------------------------------------------------------------------------------------------
21. OTHER (ATTACH LIST)                  $          0      $          0         $0         $          0
-------------------------------------------------------------------------------------------------------
22. NET OTHER INCOME & EXPENSES          $     49,787      $     38,346         $0         $     88,133
-------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-------------------------------------------------------------------------------------------------------
23. PROFESSIONAL FEES                    $          0      $          0         $0         $          0
-------------------------------------------------------------------------------------------------------
24. U.S. TRUSTEE FEES                    $          0      $          0         $0         $          0
-------------------------------------------------------------------------------------------------------
25. OTHER (ATTACH LIST)                  $          0      $          0         $0         $          0
-------------------------------------------------------------------------------------------------------
26. TOTAL REORGANIZATION EXPENSES        $          0      $          0         $0         $          0
-------------------------------------------------------------------------------------------------------
27. INCOME TAX                            ($1,075,553)      ($1,249,157)        $0          ($2,324,710)
-------------------------------------------------------------------------------------------------------
28. NET PROFIT (LOSS)                     ($1,613,330)      ($1,873,736)        $0          ($3,487,066)
-------------------------------------------------------------------------------------------------------
                                         $          0      $          0         $0

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    Monthly Operating Report
----------------------------------------
CASE  NAME: KITTY HAWK CARGO, INC                    ACCRUAL BASIS-3
----------------------------------------

----------------------------------------
CASE  NUMBER: 400-42145-BJH-11                      02/13/95, RWD, 2/96
----------------------------------------

----------------------------------------------------------------------------------------------------
CASH  RECEIPTS  AND                      MONTH            MONTH            MONTH          QUARTER
                                     ----------------------------------------------
DISBURSEMENTS                        JANUARY, 2002    FEBRUARY, 2002    MARCH, 2002        TOTAL
----------------------------------------------------------------------------------------------------
1.  CASH - BEGINNING OF MONTH         $      9,129     $      9,001        $9,001      $       9,129
----------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
----------------------------------------------------------------------------------------------------
2.  CASH SALES                        $          0     $          0        $    0      $           0
----------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
----------------------------------------------------------------------------------------------------
3.  PREPETITION                       $          0     $          0        $    0      $           0
----------------------------------------------------------------------------------------------------
4.  POSTPETITION                      $  6,624,011     $  5,334,877        $    0      $  11,958,888
----------------------------------------------------------------------------------------------------
5.  TOTAL OPERATING RECEIPTS          $  6,624,011     $  5,334,877        $    0      $  11,958,888
----------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
----------------------------------------------------------------------------------------------------
6.  LOANS & ADVANCES (ATTACH LIST)    $          0     $          0        $    0      $           0
----------------------------------------------------------------------------------------------------
7.  SALE OF ASSETS                    $          0     $          0        $    0      $           0
----------------------------------------------------------------------------------------------------
8.  OTHER (ATTACH LIST)                ($6,624,139)     ($5,334,877)       $    0       ($11,959,016)
----------------------------------------------------------------------------------------------------
9.  TOTAL NON-OPERATING RECEIPTS       ($6,624,139)     ($5,334,877)       $    0       ($11,959,016)
----------------------------------------------------------------------------------------------------
10. TOTAL RECEIPTS                           ($128)    $          0        $    0              ($128)
----------------------------------------------------------------------------------------------------
11. TOTAL CASH AVAILABLE              $      9,001     $      9,001        $9,001      $       9,001
----------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
----------------------------------------------------------------------------------------------------
12. NET PAYROLL                       $          0     $          0        $    0      $           0
----------------------------------------------------------------------------------------------------
13. PAYROLL TAXES PAID                $          0     $          0        $    0      $           0
----------------------------------------------------------------------------------------------------
14. SALES, USE & OTHER TAXES PAID     $          0     $          0        $    0      $           0
----------------------------------------------------------------------------------------------------
15. SECURED/RENTAL/LEASES             $          0     $          0        $    0      $           0
----------------------------------------------------------------------------------------------------
16. UTILITIES                         $          0     $          0        $    0      $           0
----------------------------------------------------------------------------------------------------
17. INSURANCE                         $          0     $          0        $    0      $           0
----------------------------------------------------------------------------------------------------
18. INVENTORY PURCHASES               $          0     $          0        $    0      $           0
----------------------------------------------------------------------------------------------------
19. VEHICLE EXPENSES                  $          0     $          0        $    0      $           0
----------------------------------------------------------------------------------------------------
20. TRAVEL                            $          0     $          0        $    0      $           0
----------------------------------------------------------------------------------------------------
21. ENTERTAINMENT                     $          0     $          0        $    0      $           0
----------------------------------------------------------------------------------------------------
22. REPAIRS & MAINTENANCE             $          0     $          0        $    0      $           0
----------------------------------------------------------------------------------------------------
23. SUPPLIES                          $          0     $          0        $    0      $           0
----------------------------------------------------------------------------------------------------
24. ADVERTISING                       $          0     $          0        $    0      $           0
----------------------------------------------------------------------------------------------------
25. OTHER (ATTACH  LIST)              $          0     $          0        $    0      $           0
----------------------------------------------------------------------------------------------------
26. TOTAL OPERATING DISBURSEMENTS     $          0     $          0        $    0      $           0
----------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
----------------------------------------------------------------------------------------------------
27. PROFESSIONAL FEES                 $          0     $          0        $    0      $           0
----------------------------------------------------------------------------------------------------
28. U.S. TRUSTEE FEES                 $          0     $          0        $    0      $           0
----------------------------------------------------------------------------------------------------
29. OTHER (ATTACH LIST)               $          0     $          0        $    0      $           0
----------------------------------------------------------------------------------------------------
30. TOTAL REORGANIZATION EXPENSES     $          0     $          0        $    0      $           0
----------------------------------------------------------------------------------------------------
31. TOTAL DISBURSEMENTS               $          0     $          0        $    0      $           0
----------------------------------------------------------------------------------------------------
32. NET CASH FLOW                            ($128)    $          0        $    0              ($128)
----------------------------------------------------------------------------------------------------
33. CASH - END OF MONTH               $      9,001     $      9,001        $9,001      $       9,001
----------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    Monthly Operating Report
----------------------------------------
CASE  NAME: KITTY HAWK CARGO, INC                    ACCRUAL BASIS-4
----------------------------------------

----------------------------------------
CASE  NUMBER:  400-42145-BJH-11                     02/13/95, RWD, 2/96
----------------------------------------

------------------------------------------------------------------------------------------------------
                                          SCHEDULE          MONTH             MONTH           MONTH
                                                        ----------------------------------------------
ACCOUNTS RECEIVABLE AGING                  AMOUNT       JANUARY, 2002    FEBRUARY, 2002    MARCH, 2002
------------------------------------------------------------------------------------------------------
1.  0-30                                 $21,518,319     $10,665,912       $11,776,711         $0
------------------------------------------------------------------------------------------------------
2.  31-60                                $14,127,296     $   134,896       $   160,736         $0
------------------------------------------------------------------------------------------------------
3.  61-90                                $ 2,070,404     $    37,016           ($3,273)        $0
------------------------------------------------------------------------------------------------------
4.  91+                                  $ 3,598,876     $ 5,549,486       $ 5,505,023         $0
------------------------------------------------------------------------------------------------------
5.  TOTAL ACCOUNTS RECEIVABLE            $41,314,895     $16,387,310       $17,439,197         $0
------------------------------------------------------------------------------------------------------
6.  AMOUNT CONSIDERED UNCOLLECTIBLE
------------------------------------------------------------------------------------------------------
7.  ACCOUNTS RECEIVABLE (NET)            $41,314,895     $16,387,310       $17,439,197         $0
------------------------------------------------------------------------------------------------------


                                                                          MONTH: FEBRUARY, 2002
                                                                                 ---------------------
-------------------------------------------------------------------
AGING OF POSTPETITION TAXES AND PAYABLES

------------------------------------------------------------------------------------------------------
                                                   0-30      31-60      61-90       91+
TAXES  PAYABLE                                     DAYS       DAYS       DAYS       DAYS       TOTAL
------------------------------------------------------------------------------------------------------
1.  FEDERAL                                      $149,041                                     $149,041
------------------------------------------------------------------------------------------------------
2.  STATE                                                                                     $0
------------------------------------------------------------------------------------------------------
3.  LOCAL                                                                                     $0
------------------------------------------------------------------------------------------------------
4.  OTHER (ATTACH LIST)                                                                       $0
------------------------------------------------------------------------------------------------------
5.  TOTAL TAXES PAYABLE                          $149,041    $    0    $     0    $      0    $149,041
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
6.  ACCOUNTS PAYABLE                             $351,067    $5,285    $38,248    $126,751    $521,351
------------------------------------------------------------------------------------------------------
                                                .                                             $      0

                                                                          MONTH: FEBRUARY, 2002
                                                                                 --------------------------

----------------------------------------------------
STATUS OF POSTPETITION TAXES

--------------------------------------------------------------------------------------------------------
                                                    BEGINNING        AMOUNT                     ENDING
                                                        TAX       WITHHELD AND/     AMOUNT        TAX
FEDERAL                                             LIABILITY*      0R ACCRUED       PAID      LIABILITY
--------------------------------------------------------------------------------------------------------
1.  WITHHOLDING**                                   $      0                                    $      0
--------------------------------------------------------------------------------------------------------
2.  FICA-EMPLOYEE**                                 $      0                                    $      0
--------------------------------------------------------------------------------------------------------
3.  FICA-EMPLOYER**                                 $      0                                    $      0
--------------------------------------------------------------------------------------------------------
4.  UNEMPLOYMENT                                    $      0                                    $      0
--------------------------------------------------------------------------------------------------------
5.  INCOME                                          $      0                                    $      0
--------------------------------------------------------------------------------------------------------
6.  OTHER (ATTACH LIST)                             $238,328        $445,954       $535,241     $149,041
--------------------------------------------------------------------------------------------------------
7.  TOTAL FEDERAL TAXES                             $238,328        $445,954       $535,241     $149,041
--------------------------------------------------------------------------------------------------------
STATE AND LOCAL
--------------------------------------------------------------------------------------------------------
8.  WITHHOLDING                                     $      0                                    $      0
--------------------------------------------------------------------------------------------------------
9.  SALES                                           $      0                                    $      0
--------------------------------------------------------------------------------------------------------
10. EXCISE                                          $      0                                    $      0
--------------------------------------------------------------------------------------------------------
11. UNEMPLOYMENT                                    $      0                                    $      0
--------------------------------------------------------------------------------------------------------
12. REAL PROPERTY                                   $      0                                    $      0
--------------------------------------------------------------------------------------------------------
13. PERSONAL PROPERTY                               $      0                                    $      0
--------------------------------------------------------------------------------------------------------
14. OTHER (ATTACH LIST)                             $      0                                    $      0
--------------------------------------------------------------------------------------------------------
15. TOTAL STATE & LOCAL                             $      0        $      0       $      0     $      0
--------------------------------------------------------------------------------------------------------
16. TOTAL TAXES                                     $238,328        $445,954       $535,241     $149,041
--------------------------------------------------------------------------------------------------------
                                                                                                $      0

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    Monthly Operating Report

----------------------------------------
CASE NAME:  KITTY HAWK CARGO, INC                    ACCRUAL BASIS-5
----------------------------------------

----------------------------------------
CASE NUMBER: 400-42145-BJH-11                       02/13/95, RWD, 2/96
----------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                   MONTH: FEBRUARY, 2002
                                                          ----------------------

-------------------------------------------
BANK RECONCILIATIONS
                                               Account #1        Account #2    Account #3
---------------------------------------------------------------------------------------------------
A.  BANK:                                  Bank One
-------------------------------------------------------------
B.  ACCOUNT NUMBER:                                1559691298                                TOTAL
-------------------------------------------------------------
C.  PURPOSE (TYPE):                        Operations Account
---------------------------------------------------------------------------------------------------
1. BALANCE PER BANK STATEMENT                     $    0                                     $    0
---------------------------------------------------------------------------------------------------
2. ADD: TOTAL DEPOSITS NOT CREDITED               $    0                                     $    0
---------------------------------------------------------------------------------------------------
3. SUBTRACT: OUTSTANDING CHECKS                   $    0                                     $    0
---------------------------------------------------------------------------------------------------
4. OTHER RECONCILING ITEMS                        $3,251                                     $3,251
---------------------------------------------------------------------------------------------------
5. MONTH END BALANCE PER BOOKS                    $3,251             $0            $0        $3,251
---------------------------------------------------------------------------------------------------
6. NUMBER OF LAST CHECK WRITTEN
---------------------------------------------------------------------------------------------------

-------------------------------------------
INVESTMENT ACCOUNTS
---------------------------------------------------------------------------------------------------
                                                       DATE OF      TYPE OF     PURCHASE    CURRENT
BANK, ACCOUNT NAME & NUMBER                           PURCHASE    INSTRUMENT      PRICE      VALUE
---------------------------------------------------------------------------------------------------
7. N/A
---------------------------------------------------------------------------------------------------
8.
---------------------------------------------------------------------------------------------------
9.
---------------------------------------------------------------------------------------------------
10.

---------------------------------------------------------------------------------------------------
11.TOTAL INVESTMENTS                                                               $0        $    0
---------------------------------------------------------------------------------------------------

-------------------------------------------
CASH
---------------------------------------------------------------------------------------------------
12. CURRENCY ON HAND                                                                         $5,750
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
13. TOTAL CASH - END OF MONTH                                                                $9,001
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    Monthly Operating Report

--------------------------------------
CASE NAME:  KITTY HAWK CARGO, INC                   ACCRUAL BASIS-6
--------------------------------------

--------------------------------------
CASE NUMBER: 400-42145-BJH-11                       2/13/95, RWD, 2/96
--------------------------------------

                                                    MONTH:  JANUARY, 2002

--------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
--------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE
AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31)
(A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS.
ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF
COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS,
INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.).
ATTACH ADDITIONAL SHEETS IF NECESSARY.

-------------------------------------------------------
                          INSIDERS
-------------------------------------------------------
                       TYPE OF    AMOUNT     TOTAL PAID
            NAME       PAYMENT     PAID        TO DATE
-------------------------------------------------------
1. Toby Skaar          Salary     $10,417     $358,998
-------------------------------------------------------
2.

-------------------------------------------------------
3.

-------------------------------------------------------
4.

-------------------------------------------------------
5.

-------------------------------------------------------
6. TOTAL PAYMENTS
   TO INSIDERS                    $10,417     $358,998
-------------------------------------------------------

---------------------------------------------------------------------------------------
                           PROFESSIONALS

---------------------------------------------------------------------------------------
                          DATE OF COURT                                        TOTAL
                        ORDER AUTHORIZING    AMOUNT    AMOUNT   TOTAL PAID    INCURRED
         NAME                PAYMENT        APPROVED    PAID     TO DATE     & UNPAID *
---------------------------------------------------------------------------------------
1. SEE KITTY HAWK, INC. MOR - CASE# 00-42141-BJH-11
---------------------------------------------------------------------------------------
2.

---------------------------------------------------------------------------------------
3.

---------------------------------------------------------------------------------------
4.

---------------------------------------------------------------------------------------
5.

---------------------------------------------------------------------------------------
6. TOTAL PAYMENTS
   TO PROFESSIONALS                             $0       $0         $0          $0
---------------------------------------------------------------------------------------

*  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

--------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND
ADEQUATE PROTECTION PAYMENTS
--------------------------------------------------------

---------------------------------------------------------------------------------------
                                                   SCHEDULED    AMOUNTS
                                                    MONTHLY      PAID         TOTAL
                                                   PAYMENTS     DURING        UNPAID
                  NAME OF CREDITOR                    DUE        MONTH     POSTPETITION
---------------------------------------------------------------------------------------
1. National City Bank & Ft Wayne - Allen County    $184,377     $15,602      $337,550
---------------------------------------------------------------------------------------
2. Ridgely - City of Philadelphia - PHL            $ 26,274     $26,274      $      0
---------------------------------------------------------------------------------------
3. Continental Airlines - EWR                      $ 21,762     $21,762      $      0
---------------------------------------------------------------------------------------
4. City of Los Angeles - LAX                       $  6,019      $6,019      $      0
---------------------------------------------------------------------------------------
5. Airport Group Int'l - ATL                       $ 11,200     $11,200      $      0
---------------------------------------------------------------------------------------
6. TOTAL                                           $249,632     $80,857      $337,550
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    Monthly Operating Report
----------------------------------------
CASE NAME: KITTY HAWK CARGO, INC                     ACCRUAL BASIS-7
----------------------------------------

----------------------------------------
CASE NUMBER: 400-42145-BJH-11                       02/13/95, RWD, 2/96
----------------------------------------

                                                  MONTH:FEBRUARY, 2002
                                                        -----------------------

----------------------------------------
QUESTIONNAIRE
---------------------------------------------------------------------------------------
                                                                     YES             NO
---------------------------------------------------------------------------------------
1.  HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE                                 X
    THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
---------------------------------------------------------------------------------------
2.  HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT                                   X
    OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
---------------------------------------------------------------------------------------
3.  ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR                            X
    LOANS) DUE  FROM RELATED PARTIES?
---------------------------------------------------------------------------------------
4.  HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES                           X
    THIS REPORTING PERIOD?
---------------------------------------------------------------------------------------
5.  HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE                                 X
    DEBTOR FROM ANY PARTY?
---------------------------------------------------------------------------------------
6.  ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                     X
---------------------------------------------------------------------------------------
7.  ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES                               X
    PAST DUE?
---------------------------------------------------------------------------------------
8.  ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                 X
---------------------------------------------------------------------------------------
9.  ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                       X
---------------------------------------------------------------------------------------
10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                                   X
    DELINQUENT?
---------------------------------------------------------------------------------------
11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE                                  X
    REPORTING PERIOD?
---------------------------------------------------------------------------------------
12. ARE ANY WAGE PAYMENTS PAST DUE?                                                  X
---------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES,"
PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH
ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

----------------------------------------
INSURANCE
-------------------------------------------------------------------------------
                                                                  YES        NO
-------------------------------------------------------------------------------
1.  ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER         X
    NECESSARY INSURANCE COVERAGES IN EFFECT?
-------------------------------------------------------------------------------
2.  ARE ALL PREMIUM PAYMENTS PAID CURRENT?                         X
-------------------------------------------------------------------------------
3.  PLEASE ITEMIZE POLICIES BELOW.
-------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF
ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS
REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH
ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                               INSTALLMENT  PAYMENTS
-------------------------------------------------------------------------------------
     TYPE OF                                                           PAYMENT AMOUNT
      POLICY                CARRIER                  PERIOD COVERED     & FREQUENCY
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

SEE KITTY HAWK, INC. MOR - CASE # 00-42141-BJH-11
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

----------------------------------------
CASE  NAME: Kitty Hawk Cargo, Inc.                   FOOTNOTES SUPPLEMENT
----------------------------------------

----------------------------------------
CASE  NUMBER: 400-42145-BJH-11                       ACCRUAL BASIS
----------------------------------------

                                      MONTH:                 FEBRUARY, 2002
                                           -------------------------------------

---------------------------------------------------------------------------------------------------------
ACCRUAL BASIS      LINE
 FORM NUMBER      NUMBER                            FOOTNOTE / EXPLANATION
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
     6                      All Professional fees related to the Reorganization of the
---------------------------------------------------------------------------------------------------------
                             Company are disbursed out of Kitty Hawk, Inc. (Parent
---------------------------------------------------------------------------------------------------------
                             Company). Refer to Case # 400-42141
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
     7                      All insurance plans related to the Company are carried
---------------------------------------------------------------------------------------------------------
                             at Kitty Hawk, Inc. (Parent Company). Refer to Case #
---------------------------------------------------------------------------------------------------------
                             400-42141.
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
     3              3       The current general ledger system is not able to provide a detail of
---------------------------------------------------------------------------------------------------------
                             customer cash receipts segregated by prepetion accounts receivable
---------------------------------------------------------------------------------------------------------
                             and post petition accounts receivable. Therefore, cash receipts
---------------------------------------------------------------------------------------------------------
                             is provided in total for the month.
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
     3              8       All cash received into the Company cash accounts is swept
---------------------------------------------------------------------------------------------------------
                             each night to Kitty Hawk, Inc. Master Account (see Case
---------------------------------------------------------------------------------------------------------
                             #400-42141).
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
     3              31      All disbursements (either by wire transfer or check), including payroll are
---------------------------------------------------------------------------------------------------------
                             disbursed out of the Kitty Hawk, Inc. controlled disbursement
---------------------------------------------------------------------------------------------------------
                             account.
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
     4              6       All assessment of uncollectible accounts receivable are done
---------------------------------------------------------------------------------------------------------
                             at Kitty Hawk, Inc. Refer to Case #400-4214. All reserves
---------------------------------------------------------------------------------------------------------
                             are recorded at Inc. and pushed down to Inc.'s subsidiaries
---------------------------------------------------------------------------------------------------------
                             as deemed necessary.
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
     4              7       The A/R aging does not reconcile to the general ledger due to historical
---------------------------------------------------------------------------------------------------------
                             system problems.  In addition, A/R aging is for Trade A/R only.
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
     4              6       Accounts payable on the aging are in the 60 and 90 day categories due to wire
---------------------------------------------------------------------------------------------------------
                             transfers sent as prepayment on Kitty Hawk Inc. (Case #400-42141) A/P
---------------------------------------------------------------------------------------------------------
                             aging and invoices on Kitty Hawk Cargo Aging. Company is working on
---------------------------------------------------------------------------------------------------------
                             clearing these items.
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
     4              1       Status of Postpetition Taxes - Kitty Hawk Cargo Payroll was transferred to
---------------------------------------------------------------------------------------------------------
                             Aircargo's payroll  in January, 2001 (case #00-42142-BJH-11)
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
     6           Insiders   Payments to insiders include a portion of the Court approved retention
---------------------------------------------------------------------------------------------------------
                             payments in the month of January.
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
     6            Leases    EWR station & Lessor was changed to Continental; ATL rent paid 8/30, G/L 9/01
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
     6            Leases    FWA Building Rent Deferred By Agreement with National City Bank
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

CASE  NAME: KITTY HAWK CARGO, INC

CASE  NUMBER:  400-42145-BJH-11

Details of Other Items                                 FEBRUARY, 2002

ACCRUAL BASIS-1

8.  OTHER  (ATTACH  LIST)                               $   (415,554) Reported
                                                        ------------
         Net of all I/C Accts Receivable/Payable          (3,140,068)
         Intangibles - Other                                 154,458
         Note Receivable - AFL                             2,244,258
         Pre-Paid Insurance                                       --
         Pre-Paid Misc                                        22,350
         Deposits                                            303,448
                                                        ------------
                                                            (415,554) Detail
                                                        ------------
                                                                  --  Difference
                                                        ------------

22. OTHER (ATTACH LIST)                                 $(19,880,162) Reported
                                                        ------------
         Accrued Liabilities                               1,548,178
         Accrued Salaries & PR Taxes                              --
         Less:  FET Taxes Payable (Line 18)                 (149,041)
         Post-petition Fed Inc Tax                       (21,279,299)
                                                        ------------
            *** FET recorded in Taxes Payable            (19,880,162) Detail
                                                        ------------
                                                                  --  Difference
                                                        ------------

27. OTHER (ATTACH LIST)                                 $  4,927,729  Reported
                                                        ------------
         Pre-petition Fed Inc Tax                          4,018,643
         Pre-petition Deposits                               479,840
         Pre-petition Taxes Other                                 --
         Pre-petition Accrued Liabilities                    429,246
                                                        ------------
                                                           4,927,729  Detail
                                                        ------------
                                                                  --  Difference
                                                        ------------
ACCRUAL BASIS-2

13. OTHER (ATTACH LIST)                                 $  8,673,603  Reported
                                                        ------------
           Aircraft Costs                                    378,578
           I/C Aircraft Costs (KHA)                        4,555,827
           KHC Ground Handling (Operations Payroll)          729,979
           Outstation Ground Handling                        922,453
           Trucking Costs                                    369,341
           Fuel                                            1,656,291
           Contract Labor                                         --
           Other                                              61,134
                                                        ------------
                                                           8,673,603  Detail
                                                        ------------
                                                                  --  Difference

16  NON-OPERATING INCOME (ATTACH  LIST)                     ($11,795) Reported
                                                        ------------
         Interest Income                                     (11,795) Detail
                                                        ------------
                                                                  --  Difference
                                                        ------------

17  OTHER (ATTACH LIST)                                           $0  Reported
                                                        ------------
         Gain/Loss on Sale of Assets                              --  Detail
                                                        ------------
                                                                  --  Difference
                                                        ------------
ACCRUAL BASIS-3

8.  OTHER (ATTACH  LIST)                                 (5,334,877)  Reported
                                                        ------------
         Transfer to Inc - all money sweeps               (5,334,877) Detail
                                                        ------------
            to KH Inc. Case #400-42141                            --  Difference
                                                        ------------

ACCRUAL BASIS-4

6.  OTHER  (ATTACH  LIST)                                    149,041  Reported
                                                        ------------
         FET (720) 01/16-31/02 Pd 02/11                     (276,227)
         FET (720) 02/01-15/02 Pd 02/19                      259,014
         FET (720) Refunds - Reconciling Items Fuel Cr        21,187
         FET (720) Refunds - Reconciling Item Surf Air       (49,986)
         FET (720) 02/16-28/02                               195,053         --
                                                        ------------
                                                             149,041  Detail
                                                        ------------
                                                                   0  Difference
                                                        ------------